(partner/nip/asap)


                              ASAP PARTNER ADDENDUM

                                       TO

            R/3 NATIONAL LOGO PARTNER AGREEMENT ("NLP AGREEMENT")

                                     BETWEEN

             SAP AMERICA, INC. ("SAP") - INTELLIGROUP ("PARTNER")

                             EFFECTIVE JULY 1, 1997


A.  WHEREAS,   Partner  desires  to  utilize  SAP's  rapid  R/3   implementation
methodology and to become an AcceleratedSAP Partner ("ASAP Partner") by meeting the performance criteria established by SAP.

B. WHEREAS, SAP desires to offer the opportunity to Partner to achieve such status, subject to the terms below.

C. NOW THEREFORE, SAP and Partner agree as follows:

     1. SAP hereby grants Partner the right to identify itself publicly as an ASAP Partner for so long as the NLP Agreement is in effect and Partner complies with SAP's then-current criteria for participation in its AcceleratedSAP Partner Program.

     2. SAP's current criteria for participation in the AcceleratedSAP Partner Program are as follows:

          (a) 70% of consultants that comprise Partner's SAP Practice must be AcceleratedSAP certified by attending SAP's 3-day course (current release) within the timeframe (6 months) established in the business plan.

          (b) All Partner consultants assigned to an accelerated project must be AcceleratedSAP certified.

          (c) All Partner project managers must be certified through SAP's Project Manager course within three (3) months after SAP's first public offering of such course.

          (d) Partner must utilize 100% of the AcceleratedSAP methodology as identified from time to time by SAP.

          (e)  Any   AcceleratedSAP   Project  will  include  quality  assurance
monitoring by an SAP Project Executive.

          (f) Partner must adhere to SAP's status reporting criteria established by SAP on all ASAP projects.

     3. Any AcceleratedSAP materials, including the ASAP CD, made available to Partner pursuant to this Addendum shall be considered SAP Confidential and/or Proprietary Information as defined in the NLP Agreement.

     4. Upon compliance with the terms of this Addendum, Partner shall be authorized to represent itself as an authorized ASAP Partner and to display the ASAP Partner logo. Partner's failure to


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comply  with the  terms of the  Addendum  shall  result  in  termination  of the
Addendum, unless such failure is cured to SAP's reasonable satisfaction within thirty (30) days of written notice of such failure.

     5. The term of this Addendum shall be coterminus with that of the NLP Agreement, unless earlier terminated pursuant to the provisions of Section 4 of this Addendum.

     6. Except as specifically modified herein, all terms and conditions of the NLP Agreement shall be applicable to this Appendix and the subject matter hereof.



INTELLIGROUP, INC.

By:    /s/ Sophia Zouras                            By:    /s/ Cheryl Groom
       ------------------------------------------          ----------------

Title: Director, Marketing & Business Development   Title: Director
       ------------------------------------------          ----------------

Date:  July 24, 1997                                Date:  7/30/97
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